Exhibit 99.1

Contact: Ira M. Birns, Executive Vice President & Chief Financial Officer Glenn Klevitz Vice President, Assistant Treasurer 305-428-8000

World Fuel Services Corporation Reports Third Quarter 2017 Results

MIAMI—October 26, 2017-- World Fuel Services Corporation (NYSE: INT) today reported third quarter 2017 net loss of $38.5 million or $0.57 diluted loss per share, which includes a non-cash accounting charge of $76.9 million relating to a U.S. deferred tax valuation allowance (“DTA”). Excluding the DTA and certain other one-time items, adjusted third quarter net income was $40.9 million or $0.60 adjusted diluted earnings per share. In the third quarter of 2016, net income as adjusted for one-time items was $45.1 million or $0.65 adjusted diluted earnings per share. Non-GAAP net income and diluted earnings per share for the third quarter of 2017, excluding share-based compensation, amortization of acquired intangible assets and other one-time items were $52.0 million and $0.77, respectively, compared to $57.2 million and $0.82 in 2016.
“In the third quarter, we were pleased with our performance despite the challenges brought by an unprecedented series of hurricanes,” stated Michael J. Kasbar, chairman and chief executive officer of World Fuel Services Corporation. “We have a solid pipeline of initiatives to accelerate organic growth and remain committed to our long-term strategy of leveraging our comprehensive energy management, omni-channel fulfillment and payments platform.”

The company’s aviation segment generated gross profit of $123.9 million, an increase of $12.3 million or 11.0% year-over-year. The company’s marine segment generated gross profit of $30.5 million, a decrease of $6.8 million or 18.2% year-over-year. The company’s land segment generated gross profit of $85.5 million, a decrease of $2.3 million or 2.6% year-over-year.

“Despite operational disruptions during the quarter, our strategically diversified business model delivered a solid financial result,” said Ira M. Birns, executive vice president and chief financial officer. “We repurchased an additional $30 million of our common stock during the quarter, taking year-to-date repurchases to $62 million, delivering on our commitment to return further value to our shareholders.”

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures, including Non-GAAP and adjusted net income and diluted earnings per share (“EPS”) for the three and nine months ended September 30, 2017 and 2016 (collectively, the “2017 Non-GAAP Measures”). The 2017 Non-GAAP Measures exclude costs associated with share-based compensation, amortization of acquired intangible assets, acquisition-related charges, valuation allowance against the net U.S. deferred tax assets, severance and other restructuring-related costs primarily because we do not believe they are reflective of the Company’s core operating results. We believe the exclusion of share-based compensation from operating expenses is useful given the variation in expense that can result from changes in the fair value of our common stock, the effect of which is unrelated to the operational conditions that give rise to variations in the components of our operating costs. Also, we believe the exclusion of the amortization of acquired intangible assets, acquisition-related charges, valuation allowance against the net U.S. deferred tax assets, severance and other restructuring-related costs are useful for purposes of evaluating operating performance of our core operating results and comparing them period over period. We believe that the 2017 Non-GAAP Measures, when considered in conjunction with our financial information prepared in accordance with GAAP, are useful to investors to further aid in evaluating the ongoing financial performance of the Company and to provide greater transparency as supplemental information to our GAAP results.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In addition, our presentation of the 2017 Non-GAAP Measures may not be comparable to the presentation of such metrics by other companies. Non-GAAP and adjusted diluted earnings per common share is computed by dividing non-GAAP net income and adjusted net income, respectively, attributable to World Fuel Services and available to common shareholders by the sum of the weighted average number of shares of common stock, stock units, restricted stock entitled to dividends not subject to forfeiture and vested restricted stock units outstanding during the period and the number of additional shares of common stock that would have been outstanding if our outstanding potentially dilutive securities had been issued. Investors are encouraged to review the reconciliation of these 2017 Non-GAAP Measures to their most directly comparable GAAP financial measures.
Information Relating to Forward-Looking Statements
This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expectations about accelerating organic growth and executing on our long-term strategy. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in the Company’s Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent Annual Report on Form 10-K filed with the SEC. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: our ability to effectively leverage technology and operating systems and realize the anticipated benefits, our ability to successfully execute and achieve efficiencies and other benefits related to our transformation initiatives, our ability to effectively integrate and derive benefits from acquired businesses, our ability to capitalize on new market opportunities and changes in supply and other market dynamics in the regions where we operate, potential liabilities and the extent of any insurance coverage, the outcome of pending litigation and other proceedings, the impact of quarterly fluctuations in results, particularly as a result of seasonality, the creditworthiness of our customers and counterparties and our ability to collect accounts receivable, fluctuations in world oil prices or foreign currency, changes in political, economic, regulatory, or environmental conditions, adverse conditions in the markets or industries in which we or our customers and suppliers operate, our failure to effectively hedge certain financial risks associated with the use of derivatives, non-performance by counterparties or customers on derivatives contracts, loss of, or reduced sales, to a significant government customer, uninsured losses, the impact of natural disasters, adverse results in legal disputes, unanticipated tax liabilities, our ability to retain and attract senior management and other key employees and other risks detailed from time to time in the Company’s SEC filings. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise.
About World Fuel Services Corporation
Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.
For more information, call 305-428-8000 or visit www.wfscorp.com.
-- Some amounts in this press release may not add due to rounding. All percentages have been calculated using unrounded amounts --

WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
 (Unaudited - In millions, except per share data)

	As of
	September 30,	December 31,
	2017	2016
Assets:
Current assets:
Cash and cash equivalents	$546.0	$698.6
Accounts receivable, net	2,583.4	2,344.0
Inventories	522.7	458.0
Prepaid expenses	55.3	46.5
Short-term derivative assets, net	30.6	58.9
Other current assets	287.3	230.6
Total current assets	4,025.3	3,836.6
Property and equipment, net	332.1	311.2
Goodwill	901.1	835.8
Identifiable intangible and other non-current assets	464.6	429.1
Total assets	$5,723.1	$5,412.6
Liabilities:
Current liabilities:
Current maturities of long-term debt and capital leases	$23.6	$15.4
Accounts payable	2,041.0	1,770.4
Customer deposits	99.4	90.8
Accrued expenses and other current liabilities	302.2	306.0
Total current liabilities	2,466.3	2,182.7
Long-term debt	1,128.1	1,170.8
Non-current income tax liabilities, net	149.7	84.6
Other long-term liabilities	43.2	34.5
Total liabilities	3,787.3	3,472.6
Commitments and contingencies
Equity:
World Fuel shareholders' equity:
Preferred stock, $1.00 par value; 0.1 shares authorized, none issued	—	—
Common stock, $0.01 par value; 100.0 shares authorized, 67.7 and 69.9 issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	0.7	0.7
Capital in excess of par value	349.3	399.9
Retained earnings	1,693.9	1,679.3
Accumulated other comprehensive loss	(124.8)	(154.8)
Total World Fuel shareholders' equity	1,919.0	1,925.0
Noncontrolling interest equity	16.8	15.0
Total equity	1,935.8	1,940.0
Total liabilities and equity	$5,723.1	$5,412.6
.

WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
 (Unaudited – In millions, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Revenue	$8,543.0	$7,399.8	$24,823.4	$19,223.6
Cost of revenue	8,303.1	7,163.1	24,121.1	18,546.9
Gross profit	239.9	236.7	702.3	676.7
Operating expenses:
Compensation and employee benefits	107.6	106.6	314.5	306.2
Provision for bad debt	2.4	1.5	6.3	5.4
General and administrative	68.6	70.3	218.7	200.2
	178.6	178.4	539.5	511.9
Income from operations	61.3	58.2	162.8	164.8
Non-operating expenses, net:
Interest expense and other financing costs, net	(15.8)	(10.3)	(42.2)	(26.0)
Other income (expense), net	(0.9)	0.5	(5.0)	1.2
	(16.7)	(9.8)	(47.3)	(24.8)
Income before income taxes	44.6	48.4	115.6	140.1
Provision for income taxes	82.6	5.4	92.2	15.7
Net income (loss) including noncontrolling interest	(37.9)	43.0	23.4	124.4
Net income attributable to noncontrolling interest	0.6	0.3	0.6	0.1
Net income (loss) attributable to World Fuel	$(38.5)	$42.7	$22.8	$124.3

Basic earnings per common share	$(0.57)	$0.62	$0.33	$1.79

Basic weighted average common shares	67.9	69.1	68.3	69.4

Diluted earnings per common share	$(0.57)	$0.61	$0.33	$1.78

Diluted weighted average common shares	68.2	69.5	68.6	69.9

Comprehensive income:
Net income (loss) including noncontrolling interest	$(37.9)	$43.0	$23.4	$124.4
Other comprehensive income (loss):
Foreign currency translation adjustments	12.2	(14.6)	29.8	(27.9)
Cash Flow hedges, net of income tax benefit of $5.5 and income tax expense of $1.1 for the three and nine months ended September 30, 2017, respectively	(8.7)	(7.7)	1.8	(2.8)
Other comprehensive income (loss):	3.5	(22.4)	31.6	(30.7)
Comprehensive income (loss) including noncontrolling interest	(34.4)	20.7	55.0	93.7
Comprehensive income attributable to noncontrolling interest	1.1	1.4	2.2	1.9
Comprehensive income (loss) attributable to World Fuel	$(35.5)	$19.3	$52.8	$91.9

WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - In millions)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
Cash flows from operating activities:
Net income (loss) including noncontrolling interest	$(37.9)	$43.0	$23.4	$124.4
Adjustments to reconcile net income including noncontrolling interest to net cash provided by operating activities:
Depreciation and amortization	20.7	21.7	64.1	58.4
Provision for bad debt	2.4	1.5	6.3	5.4
Valuation allowance against the net U.S. deferred tax assets	76.9	—	76.9	—
Gain on sale of held for sale assets and liabilities	—	—	—	(3.8)
Share-based payment award compensation costs	6.0	5.7	15.3	14.5
Deferred income tax benefit	7.2	(14.7)	(0.8)	(14.5)
Extinguishment of liabilities, net	—	(3.5)	(2.2)	(5.2)
Foreign currency losses (gains), net	14.9	(14.1)	8.4	(18.3)
Other	(0.6)	(0.2)	(0.2)	2.6
Changes in assets and liabilities, net of acquisitions:
Accounts receivable, net	(364.9)	17.8	(256.3)	(212.3)
Inventories	(84.7)	(79.1)	(69.5)	(89.3)
Prepaid expenses	(10.2)	(12.6)	(9.8)	(0.2)
Short-term derivative assets, net	14.2	17.9	28.4	192.5
Other current assets	(52.7)	26.2	(49.7)	(30.4)
Cash collateral with financial counterparties	(9.7)	15.8	(15.6)	128.8
Other non-current assets	(6.9)	6.8	(19.3)	13.6
Accounts payable	241.0	23.2	253.7	213.2
Customer deposits	7.3	5.4	6.4	(10.5)
Accrued expenses and other current liabilities	52.3	(43.3)	(20.4)	(144.5)
Non-current income tax, net and other long-term liabilities	14.1	1.8	5.9	(4.0)
Total adjustments	(72.7)	(23.8)	21.8	95.9
Net cash (used in) provided by operating activities	(110.6)	19.3	45.2	220.3
Cash flows from investing activities:
Acquisition of businesses, net of cash acquired and other investments	(6.1)	(216.7)	(94.6)	(266.4)
Proceeds from sale of business	—	—		29.3
Capital expenditures	(6.3)	(5.6)	(37.8)	(28.9)
Other investing activities, net	(0.1)	—	(0.5)	6.9
Net cash (used in) investing activities	(12.6)	(222.4)	(133.0)	(259.2)
Cash flows from financing activities:
Borrowings of debt	1,508.3	1,233.1	3,500.1	2,810.6
Repayments of debt	(1,381.5)	(893.8)	(3,492.6)	(2,451.1)
Dividends paid on common stock	(4.1)	(4.2)	(12.3)	(12.5)
Purchases of common stock	(30.0)	—	(61.9)	(18.4)
Federal and state tax benefits resulting from tax deductions in excess of the compensation cost recognized for share-based payment awards	—	1.6	—	1.6
Purchases of common stock tendered by employees to satisfy the required withholding taxes related to share-based payment awards	(0.1)	(0.3)	(4.0)	(4.2)
Other financing activities, net	(1.6)	—	(2.0)	(0.2)
Net cash provided by (used in) financing activities	91.0	336.3	(72.7)	325.7
Effect of exchange rate changes on cash and cash equivalents	2.6	1.9	7.8	3.0
Net (decrease) increase in cash and cash equivalents	(29.6)	135.2	(152.6)	289.9
Cash and cash equivalents, as of beginning of period	575.6	737.2	698.6	582.5
Cash and cash equivalents, as of end of period	$546.0	$872.3	$546.0	$872.3

WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited - In millions, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
Non-GAAP financial measures and reconciliation:	2017	2016	2017	2016
GAAP net income (loss) attributable to World Fuel	$(38.5)	$42.7	$22.8	$124.3
Acquisition related charges, net of income taxes (1)	1.0	2.3	4.9	8.3
Severance and other restructuring-related costs, net of income taxes (2)	1.5	—	5.0	—
Valuation allowance against the net U.S. deferred tax assets	76.9	—	76.9	—
Adjusted net income attributable to World Fuel	$40.9	$45.1	$109.6	$132.6
Share-based compensation expense, net of income taxes (3)	4.2	4.0	10.3	9.9
Intangible asset amortization expense, net of income taxes (4)	6.9	8.2	21.6	21.0
Non-GAAP net income attributable to World Fuel	$52.0	$57.2	$141.5	$163.5

GAAP diluted earnings per common share	$(0.57)	$0.61	$0.33	$1.78
Acquisition related charges, net of income taxes (1)	0.01	0.03	0.07	0.12
Severance and other restructuring-related costs, net of income taxes (2)	0.02	—	0.07	—
Valuation allowance against the net U.S. deferred tax assets	1.13	—	1.12	—
Adjusted diluted earnings per common share	$0.60	$0.65	$1.60	$1.90
Share-based compensation expense, net of income taxes (3)	0.06	0.06	0.15	0.14
Intangible asset amortization expense, net of income taxes (4)	0.10	0.12	0.31	0.30
Non-GAAP diluted earnings per common share	$0.77	$0.82	$2.06	$2.34

(1)
The pre-tax amount of acquisition related charges was $1.3 million and $2.6 million for the three months ended September 30, 2017 and 2016, and $6.8 million and $10.0 million for the nine months ended September 30, 2017 and 2016, respectively.

(2)	The pre-tax amount of severance and other restructuring-related costs was $2.1 million and $7.1 million for the three and nine months ended September 30, 2017, respectively.

(3)
The pre-tax amount of share-based compensation expense was $6.0 million and $5.8 million for the three months ended September 30, 2017 and 2016, and $15.2 million and $14.5 million for the nine months ended September 30, 2017 and 2016, respectively.

(4)
The pre-tax amount of intangible asset amortization expense attributable to World Fuel Services was $9.9 million and $10.3 million for the three months ended September 30, 2017 and 2016, , and $30.1 million and $26.8 million for the nine months ended September 30, 2017 and 2016, respectively.

WORLD FUEL SERVICES CORPORATION AND SUBSIDIARIES
BUSINESS SEGMENTS INFORMATION
 (Unaudited - In millions)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
Revenue:	2017	2016	2017	2016
Aviation segment	$3,705.8	$2,969.2	$10,531.6	$7,810.2
Land segment	2,770.5	2,509.8	8,117.9	6,375.9
Marine segment	2,066.7	1,920.7	6,173.9	5,037.5
	$8,543.0	$7,399.8	$24,823.4	$19,223.6
Gross profit:
Aviation segment	$123.9	$111.7	$334.8	$298.9
Land segment	85.5	87.8	270.5	261.7
Marine segment	30.5	37.2	97.0	116.0
	$239.9	$236.7	$702.3	$676.7
Income from operations:
Aviation segment	$61.6	$52.6	$151.7	$123.8
Land segment	13.1	13.9	46.7	64.0
Marine segment	4.3	10.3	19.9	32.8
	79.1	76.8	218.4	220.5
Corporate overhead - unallocated	(17.8)	(18.6)	(55.5)	(55.7)
	$61.3	$58.2	$162.8	$164.8

SALES VOLUME SUPPLEMENTAL INFORMATION
 (Unaudited - In millions)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
Volume (Gallons):	2017	2016	2017	2016
Aviation Segment	2,059.2	1,892.8	5,921.7	5,242.4
Land Segment	1,497.4	1,421.7	4,466.8	3,878.6
Marine Segment (1)	1,799.5	2,071.3	5,388.6	6,262.9
Consolidated Total	5,356.2	5,385.8	15,777.1	15,383.9

(1)	Converted from metric tons to gallons at a rate of 264 gallons per metric ton. Marine segment metric tons were 6.8 and 20.4 for the three and nine months ended September 30, 2017.

CONTACT:
World Fuel Services Corporation
Ira M Birns, 305-428-8000
Executive Vice President & Chief Financial Officer
Or
Glenn Klevitz, 305-428-8000
Vice President, Assistant Treasurer & Investor Relations